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Exhibit 23.3

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in the Registration Statement on Form S-1 of our report dated March 18, 2005 (expressing an unqualified opinion), of CardioTech International, Inc. and applicable to CarTika Medical, Inc. for the years ended December 31, 2004 and 2003, and to reference to our firm under the caption "Experts" caption.

/s/ VIRCHOW, KRAUSE & COMPANY, LLP

Minneapolis, Minnesota
May 9, 2005

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  Exhibit 23.3
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM